PROSPECTUS

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

          GENERAL AMERICAN SEPARATE ACCOUNTS TWENTY-EIGHT & TWENTY-NINE
                                   PROSPECTUS
                                     FOR THE
                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This prospectus describes individual variable annuity contracts offered by General American Life Insurance Company (we, us, our). The Contracts are deferred variable annuities. These Contracts provide for accumulation of Contract values and annuity payments on a fixed and variable basis, or a combination fixed and variable basis. The Contracts are no longer offered for sale. Existing Contract owners may continue to make additional purchase payments to their Contracts.

The Contracts have a number of current investment choices (1 Fixed Account and 14 Investment Funds). The Fixed Account is part of our general assets and provides an investment rate guaranteed by us. The fourteen Investment Funds available are portfolios of the GT Global Variable Investment Trust and GT Global Variable Investment Series which are listed below. You can put your money in any of these Investment Funds which are offered through our separate accounts, General American Separate Account Twenty-Eight and General American Separate Account Twenty-Nine. On June 15, 1999, the Boards of Trustees of the Investment Funds approved an Agreement and Plan of Reorganization (Plan) under which each Investment Fund would transfer substantially all of its assets to a corresponding series of AIM Variable Insurance Funds, Inc. The Plan, which is subject to shareholder approval, is described in greater detail under "Investment Options."

GT GLOBAL INVESTMENT TRUST                                          GT GLOBAL INVESTMENT SERIES
Managed by:  AIM Advisors, Inc.                                     Managed by: AIM Advisors, Inc.
         GT Global: Variable Latin America Fund                       GT Global: Variable New Pacific Fund
         GT Global: Variable Infrastructure Fund                      GT Global: Variable Europe Fund
         GT Global: Variable Natural Resources Fund                   GT Global: Variable America Fund
         GT Global: Variable Telecommunications Fund                  GT Global: Variable International Fund
         GT Global: Variable Emerging Markets Fund                    GT Global: Money Market Fund
         GT Global: Variable Growth & Income Fund
         GT Global: Variable Global Government Income Fund
         GT Global: Variable Strategic Income Fund
         GT Global: Variable U.S. Government Income Fund


Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 3, 1999). The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 237-6580 (toll free) or write us at: 700
Market Street, St. Louis, Missouri 63101. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically.



The Contracts:

          *    are not bank deposits
          *    are not federally insured
          *    are not endorsed by any bank or government agency
          * are not guaranteed and may be subject to possible loss of principal

The SEC has not approved these Contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

                                                       May 3, 1999, as amended
                                                       July 1, 1999


                                TABLE OF CONTENTS
                                                        Page

INDEX OF SPECIAL TERMS................................... 4

SUMMARY OF CONTRACT FEES AND EXPENSES.................... 5
HIGHLIGHTS............................................... 7
THE COMPANY.............................................. 8
THE ANNUITY CONTRACTS.................................... 8
PURCHASE................................................. 9
         Purchase Payments............................... 9
         Allocation of Purchase Payments................. 9
         Account Continuation............................ 9

INVESTMENT OPTIONS.......................................10
         GT Global Variable Investment Funds.............10
         Fixed Account...................................11
         Transfer Privilege..............................11
         Dollar Cost Averaging...........................11
         Personal Portfolio Rebalancing..................11
         Interest Sweep Option...........................12
         Additions, Deletions or Substitutions of
            Investments..................................12

CHARGES AND DEDUCTIONS...................................12
         Administrative Charges..........................12
         Special Handling Fees...........................13
         Surrender Charge (Contingent Deferred Sales
            Charge)......................................13
         Interest Change Adjustment......................13
         Charge-Free Amounts.............................13
         Reduction of Surrender Charge for Contracts
            Issued Under Group or Sponsored Arrangements.13
         Mortality and Expense Risk Charge...............14
         Transfer Fees...................................14
         Fees and Expenses of the Funds..................14
         Premium Tax.....................................14
         Other Taxes.....................................14

VARIABLE ACCOUNT.........................................14
         Accumulation Units..............................14
         Value of Accumulation Units.....................15
         Net Investment Factor...........................15

ACCESS TO YOUR MONEY.....................................15
         Surrenders and Partial Withdrawals..............15
         Systematic Withdrawal Plan......................16

DEATH BENEFIT............................................16
         Death of a Contract Owner who is the Annuitant..16
         Death of a Contract Owner who is not the
            Annuitant....................................16
         Death of the Annuitant who is not a Contract
            Owner........................................16
         Other Provisions................................17
         Amount of Death Benefit.........................17
         Contracts Issued Under Section 401/457 of the
            Code.........................................17

ANNUITY PROVISIONS.......................................18
         Annuity Date....................................18
         Annuity Options.................................18
         Value of Variable Annuity Payments..............19

FEDERAL TAX MATTERS......................................19
         Annuity Contracts in General....................19
         Qualified and Non-Qualified Contracts...........19
         Withdrawals - Non-Qualified Contracts...........19
         Withdrawals - Qualified Contracts...............20
         Withdrawals - Tax-Sheltered Annuities...........20
         Diversification.................................20
         Section 403(b) Plans............................20
         Corporate Pension and Profit-Sharing Plans and
             H.R. 10 Plans...............................21
         Deferred Compensation Plans.....................21

YIELDS AND TOTAL RETURNS.................................21

OTHER INFORMATION........................................21
         The Separate Accounts...........................21
         Principal Underwriter...........................22
         Voting Rights...................................22
         Written Notice or Written Request...............22
         Assignments and Changes of Ownership............22
         Ownership.......................................22
         The Beneficiary.................................22
         Deferment of Payment............................23
         Year 2000.......................................23
         Financial Statements............................23
         Statement of Additional Information.............24
APPENDIX A...............................................25
         Example of Surrender Charge Calculations........25
         Explanation of Columns in Table.................25
         Full Surrender..................................25
         Partial Withdrawal..............................25
         Full Surrender Following Partial Withdrawal.....25

HISTORICAL CHARTS OF UNITS AND UNIT VALUES...............26
         Chart 1 - Separate Account Twenty-Eight.........26
         Chart 2 - Separate Account Twenty-Nine..........26



                             INDEX OF SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.



                                                              Page



Accumulation Phase............................................  7
Accumulation Unit............................................. 14
Annuitant..................................................... 16
Annuity Date.................................................. 17
Annuity Options.............................................. 17
Annuity Payments.............................................  8
Annuity Unit................................................. 14
Beneficiary.................................................. 22
Business Day.................................................  9
Fixed Account................................................ 10
Guarantee Period ............................................ 10
Income Phase.................................................  7
Funds........................................................  9
Joint Owner.................................................. 22
Non-Qualified................................................ 19
Owner........................................................ 22
Purchase Payment.............................................  8
Qualified.................................................... 19
Tax Deferral.................................................  8



SUMMARY OF CONTRACT FEES AND EXPENSES

Contract Owner Transaction Expenses

Surrender Charge  (contingent deferred sales charge):

After a purchase payment has been held by us for six complete years it may be withdrawn free of any surrender charge. For purchase payments held by us for less than six complete years, surrender charges are as follows (expressed as a percentage of net purchase payments withdrawn):

         Years Since Receipt of                      Surrender Charge
         Purchase Payment                               Percentage
         ----------------                               ----------
                  0                                         6%
                  1                                         5%
                  2                                         4%
                  3                                         3%
                  4                                         2%
                  5                                         1%
                  6                                         0%

Each contract year you can withdraw up to ten percent of the accumulated value of your Contract without having a surrender charge imposed. Up to twenty percent of your accumulated value may be withdrawn without a surrender charge if no withdrawals were made in the prior contract year.

Transfer Fee:

There is no charge for the first 12 transfers during a contract year. For each transfer after 12, we reserve the right to charge a fee of $25.00 or 2% of the amount transferred, whichever is less. Transfers made pursuant to the dollar cost averaging, personal portfolio rebalancing or interest sweep programs are not included in determining the number of transfers that occur in a contract year.

Annual Contract Fee:

If the accumulated value of your Contract is less than $20,000, we charge a fee of $30.00 or 2% of accumulated value, whichever is less. If your accumulated value is $20,000 or greater, or if all assets are invested in the Fixed Account, the Contract fee is waived.

Separate Account Annual Expenses:

Mortality and expense risk charge                    1.25%
Administrative expense charge                         .15%
                                                      ---
Total Separate Account annual expenses               1.40%




Investment Fund Expenses:
(expressed as a percentage of average daily net assets)

                                         Investment Management      Other Expenses          Total Expenses
GT GLOBAL FUNDS                                   and               After Reimbursement        After
                                          Administration Fees                               Reimbursement*
                                          -------------------       --------------------    --------------
Variable New Pacific Fund                   1.00%                      0.25%                 1.25%
Variable Europe Fund                        1.00%                      0.25%                 1.25%
Variable Latin America Fund                 1.00%                      0.25%                 1.25%
Variable America Fund**                     0.75%                      0.23%                 0.98%
Variable International Fund                 1.00%                      0.25%                 1.25%
Variable Infrastructure Fund                1.00%                      0.25%                 1.25%
Variable Natural Resources Fund             1.00%                      0.25%                 1.25%
Variable Emerging Markets Fund              1.00%                      0.25%                 1.25%
Variable Telecommunications Fund**          1.00%                      0.17%                 1.17%
Variable Growth & Income Fund**             1.00%                      0.25%                 1.25%
Variable Strategic Income Fund              0.75%                      0.25%                 1.00%
Variable Global Government Income Fund      0.75%                      0.25%                 1.00%
Variable U.S. Government Income Fund        0.75%                      0.25%                 1.00%
Money Market Fund**                         0.50%                      0.25%                 0.75%

* Figures in the "Other Expenses After Reimbursement" and "Total Expenses After Reimbursement" columns reflect an expense reimbursement arrangement. If there had been no reimbursement of expenses and no expense reductions during 1998, the actual expenses of each Investment Fund, expressed as a percentage of net assets, with Investment Management and Administration Fees stated first, then Other Expenses, followed by Total Expenses, would have been as follows: Variable New Pacific Fund, 1.00%, 0.76%, 1.76%; Variable Europe Fund, 1.00%, 0.27%, 1.27%; Variable Latin America Fund, 1.00%, 0.52%, 1.52%; Variable International Fund, 1.00%, 1.33%, 2.33%;
     Variable Infrastructure Fund, 1.00%, 0.68%, 1.68%; Variable Natural Resources Fund, 1.00%, 0.49%, 1.49%; Variable Emerging Markets Fund, 1.00%, 1.12%, 2.12%; Variable Global Government Income Fund, 0.75%, 0.68%, 1.43%; Variable Strategic Income Fund, 0.75%, 0.44%, 1.19%; Variable U.S. Government Income Fund, 0.75%, 0.57%, 1.32%.

** No reimbursements were paid to the Variable America Fund, the Variable Growth & Income Fund, the Variable Telecommunications Fund and the Money Market Fund as the total operating expenses were below the voluntary limit.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

    (a) if you surrendered your contract after the end of the specified time period;
    (b) if you do not surrender your contract after the end of the specified time period;
    (c) if you annuitize after the end of the specified time period.

                                                     Time       Periods
                                         1 year      3 years    5 years     10 years
                                         ------      -------    -------     --------
GT GLOBAL FUNDS

Variable New Pacific Fund                (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Europe Fund                     (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Latin America Fund              (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable America Fund                    (a)$85      (a)$116    (a)$150     (a)$278
                                         (b)$25      (b)$ 76    (b)$130     (b)$278
                                         (c)$85      (c)$116    (c)$130     (c)$278

Variable International Fund              (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Infrastructure Fund             (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Natural Resources Fund          (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Emerging Markets Fund           (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Telecommunications Fund         (a)$87      (a)$122    (a)$160     (a)$296
                                         (b)$27      (b)$ 82    (b)$140     (b)$296
                                         (c)$87      (c)$122    (c)$140     (c)$296

Variable Growth & Income Fund            (a)$88      (a)$124    (a)$164     (a)$304
                                         (b)$28      (b)$ 84    (b)$144     (b)$304
                                         (c)$88      (c)$124    (c)$144     (c)$304

Variable Strategic Income Fund           (a)$85      (a)$117    (a)$151     (a)$279
                                         (b)$25      (b)$ 77    (b)$131     (b)$279
                                         (c)$85      (c)$117    (c)$131     (c)$279

Variable Global Government Income Fund   (a)$85      (a)$117    (a)$151     (a)$279
                                         (b)$25      (b)$ 77    (b)$131     (b)$279
                                         (c)$85      (c)$117    (c)$131     (c)$279

Variable U.S. Government Income Fund     (a)$85      (a)$117    (a)$151     (a)$279
                                         (b)$25      (b)$ 77    (b)$131     (b)$279
                                         (c)$85      (c)$117    (c)$131     (c)$279

Money Market Fund                        (a)$83      (a)$109    (a)$139     (a)$255
                                         (b)$23      (b)$ 69    (b)$119     (b)$255
                                         (c)$83      (c)$109    (c)$119     (c)$255

Notes to Table of Fees and Expenses and Examples

1. For the purposes of calculating the values in the above examples, we have translated the administration fees into an annual asset charge of 0.070%, based on the total annual administrative charges collected in 1998 divided by the average total assets held under the Contracts offered by this Prospectus.

2. The purpose of the table above is to help you understand the costs and expenses that a variable annuity contract owner will bear directly or indirectly.

3. Note that the expense amounts in the examples are aggregate amounts for the Investment Funds for the number of years indicated.

4. For a more complete description of the Investment Funds' fees and expenses, see the Investment Funds' Prospectuses.

5. For all GT Global Variable Investment Funds, the expenses shown under "Other Expenses After Reimbursement" and "Total Expenses After Reimbursement" reflect reimbursement by AIM Advisors, Inc. ("AIM") of certain expenses incurred by each Investment Fund.

6. From time to time, AIM in its sole discretion may waive receipt of its fees and voluntarily assume certain Investment Fund expenses. AIM currently has undertaken to assume the expenses (other than taxes, brokerage fees, interest, and extraordinary expenses) incurred by each Investment Fund, to the extent such expenses exceed the Investment Management and Administration fees, as set forth above, by more than 0.25%.

7. The examples above are not a representation of past or future expenses, and the Investment Funds' actual expenses may be higher or lower than those shown.

8. Neither the table nor the examples reflect any premium tax that may be applicable to a contract; such taxes currently range from 0% to 3.5%. For a complete description of Contract costs and expenses, see the section titled "Charges and Deductions," in this Prospectus.

                                   HIGHLIGHTS

The variable annuity contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our Fixed Account and the Investment Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Investment Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis. You can make withdrawals during this phase. However, the earnings you take out will be taxed as income, and we may assess a surrender charge of up to 6% of the amount you withdraw. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, fixed basis or combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Investment Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments are level for the payout period.

Free Look. If you cancel your Contract within 10 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your contract that is invested in the Investment Funds plus any purchase payments you allocated to the Fixed Account.

Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:

         General American's Variable Annuity Administration Department
         P.0. Box 14490
         St. Louis, Missouri 63101
         (800) 237-6580.

All inquiries should include the Contract number and the name of the contract owner and/or the annuitant.

                                   THE COMPANY

General American Life Insurance Company ("General American") is a stock insurance company wholly-owned by GenAmerica Corporation. GenAmerica Corporation is wholly-owned by General American Mutual Holding Company ("GAMHC"), a mutual holding company organized under Missouri law. General American was chartered in 1933 and since then has continuously engaged in the business of life insurance, annuities, and accident and health insurance. General American's National Headquarters (Home Office) is located at 700 Market Street, St. Louis, Missouri 63101. The telephone number is 314-231-1700. It is licensed to do business in 49 states of the U.S., the District of Columbia, Puerto Rico, and is registered in Canada and licensed in the Provinces of Alberta, British Columbia, Manitoba, New Brunswick, Newfoundland, Nova Scotia, Ontario, Prince Edward Island, Quebec, and Saskatchewan.

GAMHC has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policy-holders in accordance with applicable law and regulations.

                              THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity contracts that we are offering.

An annuity is a Contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your Contract is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Investment Funds, and depending upon market conditions, you can make or lose money in any of these Investment Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Investment Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the Fixed Account.

The Contract is available to individuals seeking annuity contracts entitled to favorable tax treatment under the Internal Revenue Code ("Code") as traditional Individual Retirement Annuity (IRA) plans and qualified plans under Sections 401, 403 and 457. The Contract is also available to individuals not entitled to any special tax benefits under the Code. The rights and benefits of the Contracts are described below and in the Contract; however, General American reserves the right to make any modification to conform the Contract to, or to give the Contract Owner the benefit of, any Federal or state statute or any rule or regulation of the United States Treasury Department.

PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract after the first day of the first month following the annuitant's 90th birthday.

Purchase Payments

The minimum initial purchase payment permitted is $2,000. Each purchase payment made thereafter must be for at least $100. The amount of purchase payments made in the first Contract year may be limited to the greater of double your initial purchase payment or $25,000. Afterwards, the purchase payments allowed each Contract year cannot exceed the annual equivalent of twice the amount of purchase payments made in the first Contract year. Any purchase payments over this amount, or any purchase payments that would cause the accumulated value of your Contract to exceed $1,000,000, will be accepted after our prior approval.

You can make purchase payments at any time prior to:

     *    the annuity date;
     *    full surrender of the Contract; or
     *    your death or the death of the annuitant.

Instead of making the minimum initial purchase payment of $2,000, you may elect to deposit your initial purchase payment in monthly installments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under your Contract. The PAC procedure can also be used to make additional purchase payment deposits. The minimum monthly PAC deduction must be at least $100 and you can cancel at any time by contacting us at least 5 business days prior to the next scheduled withdrawal.

Allocation of Purchase Payments

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Investment Funds and/or the Fixed Account. However, the requested allocations must be in whole number percentages and total 100%. The minimum initial allocation to any Investment Fund and/or the Fixed Account must be at least $500. You can change the allocation instructions for future purchase payments. If any of the investment options are no longer offered by us when you make an allocation, we will contact you to secure new allocations.

If the application is in good order, your initial purchase payment will be credited within two business days after we receive your application. However, if your application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately to you unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our business days are each day when both we and the New York Stock Exchange are open for business. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

Account Continuation

Your Contract will stay in force until the earlier of the annuity date, surrender of the Contract, or your death or the death of the annuitant. However, we may cancel your Contract at the end of any two consecutive Contract years when no purchase payments have been made if:

     (i) the total purchase payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     (ii) the accumulated value at the end of such two year period is less than $2,000.

Upon cancellation, we will pay you the accumulated value computed as of the valuation period when the cancellation occurs less any administrative charges. Cancellation of your Contract could have adverse tax consequences.

                               INVESTMENT OPTIONS

The Contract gives you the choice of allocating purchase payments to our Fixed Account, or to one or more of the Investment Funds listed below. Additional Investment Funds may be available in the future.

As indicated on the cover page of this Prospectus, each Investment Fund intends to transfer substantially all of its assets to a corresponding series of AIM Variable Insurance Funds, Inc. subject to shareholder approval. If shareholders approve this Reorganization Plan and certain conditions required by the Plan are satisfied, the transaction is expected to become effective in October, 1999. Further details concerning the reorganization are contained in the Investment Funds' Prospectus, as supplemented.

Each of these Investment Funds has a separate prospectus that is provided with this Prospectus. You should read the Investment Fund Prospectus before you decide to allocate your assets to the Investment Fund.

GT Global Variable Investment Funds

Each of the GT Global Variable Investment Funds is a separate investment portfolio of either GT Global Variable Investment Series ("Series") or GT Global Variable Investment Trust ("Trust"). AIM Advisors, Inc. is the investment manager and administrator of each Investment Fund. Each Fund pays Investment Management and Administration Fees to AIM Advisors, Inc. INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the investment sub-advisor and sub-administrator for the GT Global Variable New Pacific Fund, GT Global Variable America Fund, GT Global Money Market Fund, GT Global Variable Strategic Income Fund, and GT Global Variable U.S. Government Income Fund. INVESCO Asset Management Ltd. is the investment sub-adviser and sub-administrator for the GT Global Variable Europe Fund, GT Global Variable International Fund, GT Global Variable Latin America Fund, GT Global Variable Growth & Income Fund, GT Global Variable Global Government Income Fund, and GT Global Variable Emerging Markets Fund.

         GT Global: Variable New Pacific Fund
         GT Global: Variable Europe Fund
         GT Global: Variable America Fund
         GT Global: Variable International Fund
         GT Global: Money Market Fund
         GT Global: Variable Latin America Fund
         GT Global: Variable Infrastructure Fund
         GT Global: Variable Natural Resources Fund
         GT Global: Variable Telecommunications Fund
         GT Global: Variable Emerging Markets Fund
         GT Global: Variable Growth & Income Fund
         GT Global: Variable Global Government Income Fund
         GT Global: Variable Strategic Income Fund
         GT Global: Variable U.S. Government Income Fund

Variable New Pacific Fund, Variable Europe Fund, Variable America Fund, Variable International Fund and Money Market Fund are part of the GT Global Variable Investment Series. Variable Latin America Fund, Variable Infrastructure Fund, Variable Natural Resources Fund, Variable Telecommunications Fund, Variable Emerging Markets Fund, Variable Growth & Income Fund, Variable Global Government Income Fund, Variable Strategic Income Fund, and Variable U.S. Government Income Fund are part of the GT Global Variable Investment Trust.

There is no assurance that any of the investment funds will attain their respective stated objectives, or that attainment can be sustained.

Fixed Account

Under the Fixed Account option, you choose among various time periods to which you allocate purchase payments or transfers. These time periods are established by us and are referred to as Guarantee Periods. Each Guarantee Period will have a duration of at least one year. The Guarantee Period selected will determine the interest rate we credit to your Contract. You may select one or more Guarantee Period(s) from among those we make available.

Our management makes the final determination of the guaranteed interest rates to be declared. We cannot predict or guarantee the level of future guaranteed interest rates, except that we guarantee that future interest rates will not be below 3% per year compounded annually.

Transfer Privilege

At any time during the accumulation period you may transfer all or part of your accumulated value to any of the Investment Funds and/or the Fixed Account, subject to the following conditions:

     (1) transfers from the Fixed Account are not allowed during the first twelve months of the Guarantee Period you choose;

     (2) transfers must be made by written request or by telephone, provided we have a telephone authorization in good order completed by you;

     (3) transfers from an Investment Fund or a Guarantee Period of the Fixed Account must be for at least $500, or the entire amount if less than $500;

     (4) any accumulated value remaining in an Investment Fund or Guarantee Period of the Fixed Account may not be less than $500, or the request may be treated as a request to transfer the entire amount in that Investment Fund; and

     (5) currently, you may make up to twelve transfers in a year (one per calendar month). This limitation does not apply to transfers made under the dollar cost averaging, personal portfolio rebalancing or interest sweep programs.

Transfers involving an Investment Fund may further be limited by additional terms and conditions imposed by the Investment Funds. You must instruct us as to what amounts you want transferred from each Investment Fund and Guarantee Period of the Fixed Account. A transfer will be effective on the date we receive your transfer request. We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

Dollar Cost Averaging

The dollar cost averaging program allows you to systematically transfer a set amount from a selected Investment Fund or the Fixed Account to any of the other Investment Funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the dollar cost averaging program through periods of fluctuating price levels.

Under the dollar cost averaging program you must designate at least $2,000 for investment. Transfers from the GT Global Money Market Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Global Government Income Fund, the GT Global Variable U.S. Government Income Fund, or the Dollar Cost Averaging Guarantee Periods will continue until the dollar amount requested has been transferred or the accumulated value in the Investment Fund or Guarantee Period is exhausted, whichever is sooner. Dollar cost averaging transfer allocations for a Guarantee Period or Investment Fund which is no longer offered will remain in that Investment Fund until you change the allocation instructions.

Transfers made under the dollar cost averaging program are not taken into account in determining any applicable transfer fee. We reserve the right to modify, suspend, or terminate the dollar cost averaging program at any time.

Personal Portfolio Rebalancing

The accumulated value allocated to each Investment Fund increases or decreases at different rates depending on the investment performance of the Investment Fund. Personal portfolio rebalancing automatically reallocates the accumulated value in the Investment Funds and Guarantee Periods to maintain your selected allocation. The goal of the personal portfolio rebalancing is to assist you by selling from the Investment Funds that have appreciated most, and purchasing additional units in the Investment Funds or Guarantee Periods that have appreciated least.

You may choose the specific investment options that you want included in your personal portfolio. However, the personal portfolio must contain at least two investment options and may include all available investment options.

You may select rebalancing on a monthly, quarterly, semiannual, or annual basis. The minimum amount that will be transferred from any Investment Fund or Guarantee Period under this program is the greater of $50 or 0.5% of the accumulated value of that Investment Fund or Guarantee Period. Certain Investment Funds and personal portfolio rebalancing Guarantee Periods are available investment options under this program. The number of available investment options may change. The designated allocation can be changed at any time upon your written request.

Transfers made under the personal portfolio rebalancing program are not taken into account in determining any applicable transfer fee. We reserve the right to modify, suspend, or terminate the personal portfolio rebalancing program at any time. Participation in the personal portfolio rebalancing program does not assure that you will profit from purchases under the program nor will it prevent or lessen losses in a declining market.

Interest Sweep Option

Under this program we will automatically transfer earnings from selected Guarantee Periods in your Fixed Account, which are called Interest Sweep Guarantee Periods, to one or more selected Investment Funds. By allocating these earnings to the Investment Funds, you can pursue further growth in the value of your Contract through more aggressive investments. If you have allocated net purchase payments or transfers to more than one Interest Sweep Guarantee Period, the Interest Sweep transfer will occur from the oldest Interest Sweep Guarantee Period. We will transfer a minimum of $25 from the Interest Sweep Guarantee Period to the designated Investment Funds. These transfers can be made on a monthly, quarterly, semiannual, or annual basis.

Transfers made under the interest sweep program are not taken into account in determining any applicable transfer fee. We reserve the right to modify, suspend, or terminate the interest sweep program at any time. The interest sweep option does not assure profit and does not protect against loss in declining markets.

Additions, Deletions or Substitutions of Investments

We may be required to substitute one of the Investment Funds you have selected with another Investment Fund. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in an Investment Fund. We will give you notice of either of these actions.

                             CHARGES AND DEDUCTIONS

The full amount of your initial purchase payment, less any applicable tax, is invested in the investment option(s) you choose.

Administrative Charges

Annual Contract Fee. On the last day of each Contract year, we deduct an annual Contract fee, which we refer to as an account fee, to compensate us for expenses relating to the issue and maintenance of your Contract and your account. For Contract years ending prior to December 31, 1999, we will deduct the lesser of $30 or 2% of the accumulated value of your Contract if your accumulated value is less than $20,000. Afterwards, the account fee may be adjusted annually subject to the following:

     * in no event will the fee be adjusted by more than the amount that reflects the change in the Consumer Price Index since December 31, 1992; and

     *    in no event will it exceed $50.

The account fee will be waived if your Contract has an accumulated value of $20,000 or more. Also, we will not deduct an account fee if you allocated all of the accumulated value of your Contract to our Fixed Account during the entire previous Contract year. We will deduct the account fee if you make a full surrender of your Contract or upon your death or the annuitant's death.

During the income phase, the account fee will be deducted in equal amounts from each variable annuity payment made during the year. This deduction will not be made from fixed annuity payments.

Also, the net investment factor incorporates an administrative expense charge at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an annual rate of 0.15% to reimburse us for those administrative expenses attributable to your Contract, your account, and the separate accounts which exceed the revenues received from the account fee. We believe the administrative expense charge and the account fee have been set at a level that will recover no more than the actual costs of administering your Contract.

Special Handling Fees

We reserve the right to charge a special handling fee to recover costs associated with certain activities and requests. These activities and requests include: wire transfer charges ($11.50), checks returned to us for insufficient funds ($15), Interest Change Adjustment estimations in excess of four annually ($10), minimum distribution calculations ($10), annuitization calculations in excess of four annually ($10), duplicate contracts ($25), and additional copies of confirmation notices or quarterly statements (currently no charge).

This fee will be deducted from the first available option in this list:

         (a)  Money Market Fund;
         (b)  Variable Fund with the largest accumulated value;
         (c)  Guaranteed Interest Option.

The fee for special handling will not exceed $50 per request. We do not expect to profit from these charges.

Surrender Charge (Contingent Deferred Sales Charge)

We may deduct a surrender charge on certain surrenders and withdrawals to cover our expenses relating to the sale of the Contracts, including commissions to registered representatives and other promotional expenses.

When you make a full surrender of your Contract or partial withdrawal of accumulated value, we will apply a surrender charge to the gross withdrawal amount, excluding any applicable charges from the Fixed Account or administrative charges. This surrender charge will apply to purchase payments made within six complete years measured from the date the purchase payment is received by us. The surrender charge schedule is as follows:

     Complete Years Since Receipt                     Surrender
     of  Purchase Payment                          Charge Percentage
     --------------------                          -----------------
              0                                            6%
              1                                            5%
              2                                            4%
              3                                            3%
              4                                            2%
              5                                            1%
              6+                                           0%

When you make a surrender or partial withdrawal, the amounts that you withdraw will be done on a "first in first out" (FIFO) basis. Purchase payments which we received more than six years before the date of your withdrawal will not be subject to a surrender charge. If you withdraw all of your purchase payments, further withdrawals will be made from your earnings without incurring a surrender charge. If your accumulated value is less than the purchase payments subject to a surrender charge, the surrender charge will only be applied to your accumulated value.

We will not assess a surrender charge in the event of annuitization with us after three Contract years, or on death of the annuitant if the date of issue is prior to the annuitant's 80th birthday. Currently, however, we assess surrender charges upon annuitization within three Contract years only if Annuity Option 4 (Income for a Fixed Period) is chosen with annuity payments for a period of less than ten years.

If revenues from surrender charges are not sufficient to cover certain sales-related expenses, we will bear the shortfall. If the revenues from surrender charges exceed such expenses, we will retain the excess. We do not currently believe that the surrender charge revenues will cover the expected sales-related expenses.

Interest Change Adjustment

If you make a full surrender or partial withdrawal from the Fixed Account before thirty days prior to the expiration date of the Guarantee Period you selected, you may be subject to an Interest Change Adjustment deduction.

Charge-Free Amounts

You can withdraw up to 10% of your accumulated value each year without incurring a surrender charge. We refer to this as the charge-free amount. After your first Contract anniversary, you can withdraw up to 20% of your accumulated value without charge if you did not make any charge-free withdrawals in the prior Contract year.

The charge-free amounts withdrawn will not reduce the purchase payments still subject to a surrender charge. The charge-free amount does not apply upon full surrender.

Reduction of Surrender Charge for Contracts Issued Under Group or Sponsored Arrangements

Contracts may be sold to members of a class of associated individuals or to a trustee, an employer, or some other entity representing such a class. We may waive or reduce the surrender charge on some policies when the sales efforts and administrative costs are lower due to various factors such as:

     * the expected number of participants and the amount of purchase payments anticipated;

     *    the nature of the group, association or class;

     *    the expected  persistency and the possibility of favorable  mortality;
          and

     *    the amount and timing of the premium payment; and any selling cost.

Any reductions will be made uniformly to all individuals falling in the class benefitting from the reduction. We may also modify the criteria for qualification for sales charge reductions as experience is gained, subject to the limit that such reductions will not be unfavorably discriminatory against the interest of any Contract owner.

Mortality and Expense Risk Charge

During the accumulation period and after annuity payments begin, the net investment factor incorporates charges to cover mortality and expense risk at the end of each valuation period as a percentage of the accumulated value in the Investment Funds. This charge is 1.25% annually (1.00% for mortality risk and
 .25% for expense risk).

The mortality risk that we assume is that annuitants may live for a longer period of time than estimated when the guarantees in your Contract were established. Because of these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the annuitant dies before the annuity date. The expense risk that we assume is the risk that the surrender charge and administrative charges will be insufficient to cover actual future expenses.

Transfer Fees

For each transfer in excess of twelve during the Contract year, we charge an amount equal to the lesser of $25 or 2% of the amount transferred. Currently, Contract owners are limited to no more than twelve transfers per year. Transfers made under the dollar cost averaging program, the personal portfolio rebalancing program, or the interest sweep program are not included in determining the amount of transfers. Transfers from the Fixed Account may be subject to an Interest Change Adjustment deduction.

Fees and Expenses of the Funds

There are deductions from and expenses paid out of the assets of the various Investment Funds, which are described in the attached Fund prospectuses.

Premium Tax

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of your Contract for them. Some of these taxes are due when your Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time you make a purchase payment, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

We reserve the right to defer or waive the charge assessed for premium tax in certain jurisdictions until your Contract is surrendered or until your death. We will notify you in writing before exercising our right to collect deferred premium tax from the accumulated value.

Other Taxes

We charge in the future for any tax or economic burden we incur attributable to the separate accounts or to the Contracts.

                                VARIABLE ACCOUNT
Accumulation Units

We will establish an account in your name for each Investment Fund to which you allocate purchase payments or transfer amounts. Purchase payments and transfer amounts are allocated to Investment Funds and credited in the form of accumulation units.

The number of accumulation units credited to each account is determined by dividing the purchase payment or transfer amount for the account by the value of an accumulation unit for that Investment Fund for the valuation period during which the purchase payment or transfer request is credited. The number of accumulation units in any account will be increased at the end of a valuation period by any purchase payments allocated to the corresponding Investment Fund during that valuation period and by any accumulated value transferred to that Investment Fund from another Investment Fund or from a guarantee period during that valuation period. The number of accumulation units in any account will be decreased at the end of a valuation period by any transfers of accumulated value out of the corresponding Investment Fund, by any partial withdrawals or surrenders from that Investment Fund, and by any administrative charges or surrender charge deducted from that Investment Fund during that valuation period.

Value of Accumulation Units

The value of accumulation units in each Investment Fund will vary from one valuation period to the next depending upon the investment results of the particular Investment Fund. The value of an accumulation unit for each Investment Fund was arbitrarily set at $12 for the first valuation period. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such Investment Fund for the valuation period for which the value is being determined.

Net Investment Factor

Each business day we will calculate each Investment Fund's net investment factor. An Investment Fund's net investment factor measures its investment performance during a valuation period. The net investment factor for each investment fund for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

     Where (a) is: (1) the net asset value per share of an Investment Fund share held in the Investment Fund determined at the end of the current valuation period, plus (2) the per share amount of any dividend or capital gain distribution made by an Investment Fund on shares held in the Investment Fund if the "ex-dividend" date occurs during the current valuation period.

     Where (b) is: the net asset value per share of an Investment Fund share held in the Investment Fund determined as of the end of the immediately preceding valuation period.

     Where (c) is: a factor representing the charges deducted from the Investment Fund on a daily basis for mortality and expense risks and administrative expenses. Such factor is equal, on an annual basis, to 1.40% (1.25% for mortality and expense risk and 0.15% for administrative expenses).

The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same. The value of an annuity unit, described in the Statement of Additional Information, is also affected by the net investment factor.

                              ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

     *    by making a withdrawal (either a partial or a complete withdrawal);

     *    when a death benefit is paid; or

     *    by electing to receive annuity payments.

Surrenders and Partial Withdrawals

You may surrender your Contract or make a partial withdrawal to receive all or part of the accumulated value of your Contract at any time before you begin receiving annuity payments and while the annuitant is living.

A full surrender will result in a cash withdrawal payment equal to the accumulated value of your Contract, less any applicable administrative charges, interest charge adjustment, and surrender charge. If you request a partial withdrawal, it will result in a reduction in your accumulated value equal to the amount you receive plus any applicable surrender charge, administrative charges and interest change adjustment.

There is no limit on the frequency of partial withdrawals. However, the minimum amount that you may withdraw is $500 or your entire balance in the Investment Fund or Guarantee Period, if less. If you do not tell us otherwise, the amounts that we will withdraw from the Investment Funds will be on a pro rata basis. If you make a partial withdrawal from the Fixed Account, you may be subject to further limitations.

If, after the withdrawal (and deduction of any applicable administrative charges, interest change adjustment and surrender charge), the amount remaining in the Investment Fund is less than $500, we may treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Fund. If a partial withdrawal plus any applicable administrative charges, interest change adjustment and surrender charge would reduce the accumulated value to less than $500, we may treat the partial withdrawal as a full surrender of your Contract.

The amount you receive can be less than the amount requested if your accumulated value is insufficient to cover applicable charges. Any withdrawal request cannot exceed the accumulated value of your Contract. If a partial withdrawal would result in the remaining accumulated value being lower than the surrender charges due, the partial withdrawal request will be treated as a full surrender.

We will, upon request, provide you with an estimate of the amounts that would be payable in the event of a full surrender or partial withdrawal. We reserve the right to charge a reasonable fee to recover the administrative expenses associated with these requests.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make. If at the time you make a written request for a full surrender or a partial withdrawal, you do not provide us with a written election not to have Federal income taxes withheld, we must by law withhold such taxes from the taxable portion of any surrender or withdrawal.

Systematic Withdrawal Plan

We administer a systematic withdrawal plan ("SWP") which allows you to authorize periodic withdrawals during the accumulation period. If you enter into a SWP agreement, you will instruct us to withdraw selected amounts from your Contract on a monthly, quarterly, semiannual or annual basis. In requesting a SWP, you must specify the amounts to be withdrawn from each Investment Fund and Guarantee Period, if any. If you do not so specify, the total amount including any applicable surrender charges will be deducted from all Investment Funds pro-rata. Currently, the SWP is available if you request a minimum $200 periodic withdrawal. Amounts withdrawn may be subject to a surrender charge. Amounts withdrawn from the Fixed Account may be subject to the interest change adjustment and other restrictions. Withdrawals taken under the SWP may also be subject to the 10% Federal penalty tax on early withdrawals and to income taxes. The SWP may be terminated at any time by you or us.

                                  DEATH BENEFIT

In every case of death, we must receive proof of your death or the death of the annuitant before we are obliged to act. The annuitant is the person whose life we look to when we make annuity payments.

Death of a Contract Owner who is the Annuitant.

If you die during the accumulation phase, and if your surviving spouse is the beneficiary, the spouse may continue the Contract as the new owner. The death benefit, if more than the accumulated value, will be paid to the surviving spouse by crediting the Contract with an amount equal to the difference between the death benefit and the accumulated value. If your surviving spouse is not the beneficiary, the death benefit will become payable to the beneficiary.

If you die during the income phase, we will not pay a death benefit except as may be provided under the annuity option elected.

Death of a Contract Owner who is not the Annuitant.

If a you die during the accumulation phase, and if your surviving spouse is the annuitant, the spouse may continue the Contract as the new owner. If your surviving spouse is not the annuitant, the accumulated value, less any applicable administration fees, interest change adjustment, or surrender charge, will be distributed to the beneficiary.

If you die during the income phase, we will not pay a death benefit.

Death of the Annuitant who is not a Contract Owner.

If the annuitant dies during the accumulation phase and before you or any joint owner, the death benefit is paid to the beneficiary. The beneficiary may elect to receive these benefits through one of the annuity options available under the Contract or in a single lump sum. If an election is not made by written request within one year after the death of the annuitant, the death benefit will be paid in a single lump sum.

If the annuitant dies during the income phase, we will not pay a death benefit except as may be provided under the annuity option elected.

Other Provisions.

Except as otherwise provided above, payments made under the death benefit provisions will be made in one lump sum and must be made within 5 years after the date of your death or that of the annuitant. If, however, you or your beneficiary make a written choice of one of the two options described below, we will treat the proceeds as you or your beneficiary has chosen. The two options are:

     (i) Leave the proceeds of the Contract with us. The entire accumulated value must be paid in a lump sum to the beneficiary before the end of the fifth year after your death or that of the annuitant's death.

     (ii) Apply the proceeds to create an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary (as determined for Federal tax purposes) at the time of your death, and must begin within one year after your death or that of the annuitant's.

Amount of Death Benefit

If your Contract is issued on or after the annuitant's 80th birthday, the death benefit amount is the accumulated value, less any applicable interest change adjustment, surrender charge or administrative charges.

If your Contract is issued before the annuitant's 80th birthday, the death benefit amount is the amount described below, less any applicable interest change adjustment and administrative charges. The death benefit amount for the first Contract year is the greater of:

          (a) the sum of all net purchase payments made, less any amounts deducted through partial withdrawals; or

          (b)  the accumulated value of your Contract.

After the first year, the death benefit amount will be the greater of:

          (a)  the accumulated value of your Contract; or

          (b)  the death benefit reset amount.

The first death benefit reset amount will be determined on the last day of the first Contract Year and will be the greater of a) the accumulated value or b) the sum of all net purchase payments less any amounts withdrawn. Thereafter, the death benefit reset amount will be the greater of a) the accumulated value on the last day of the Contract Year or b) the prior death benefit reset amount plus any net purchase payments less withdrawals since the prior death benefit reset amount was determined.

If the Contract was issued prior to the annuitant's 75th birthday, the death benefit reset will occur on the last day of each Contract Year until the annuitant's 80th birthday. After age 80, the death benefit reset will occur every six Contract Years measured from the date the Contract was issued. However, if the Contract was issued on or after the annuitant's 75th birthday, the death benefit reset amount will continue to be the amount which was calculated on the last day of the Contract Year prior to the annuitant's 80th birthday and will not be redetermined.

The death benefit amount is determined as of the date due proof of death, Written Request for payment and all other requirements have been received at our Annuity Service Office.

Contracts Issued Under Section 401/457 of the Code

If the annuitant dies during the accumulation phase the death benefit will equal the accumulated value, less any applicable interest change adjustment, surrender charge, or administrative charges for Contracts issued under Section 401 or 457 of the Code with multiple participants.

                               ANNUITY PROVISIONS

The accumulated value on the annuity date, less any applicable administration charges, interest change adjustment, surrender charge and premium tax will be applied to an annuity option. Currently, we assess surrender charges only if Annuity Option 4 (Income for a Fixed Period) is chosen with annuity payments lasting for a period of less than ten years.

Annuity Date

Annuity payments will begin on the annuity date, unless your Contract has been surrendered or the proceeds have been paid to the designated beneficiary prior to that date. The annuity date must be on the later of the first day of the first month following the annuitant's 85th birthday or upon completion of five Contract years measured from the date of issue. Under certain qualified arrangements, distributions may be required before the annuity date. You may change the annuity date.

Annuity Options

The annuity option may be elected or changed if it was not irrevocable by written request, provided the annuitant is still alive. Election of an annuity option must be made before thirty days before the annuity date.

Currently, the minimum amount which you may apply under an annuity option is $5,000 and the minimum annuity payment is $50. If the accumulated value of your Contract is less than $5,000 when the annuity date arrives, we will make a lump sum payment of the remaining amount to you. If at any time payments are, or become, less than $50, we may change the frequency of payments to intervals that will result in payments of at least $50. We reserve the right to change these requirements.

The following options are currently available:

     Option 1 - Life Annuity - An annuity payable in monthly, quarterly, semi-annual or annual payments during the lifetime of the annuitant, ceasing with the last installment due prior to the death of the annuitant. Since there is no provision for a minimum number of payments under this annuity option, the payee would receive only one payment if the annuitant died prior to the due date of the second payment, two payments if the annuitant died prior to the due date of the third payment, etc.

     Option 2 - Life Annuity with 60, 120, 180, or 240 Monthly Payments Guaranteed - An annuity payable in monthly, quarterly, semi-annual, or annual payments during the lifetime of the annuitant, with the guarantee that if, at the death of the annuitant, payments have been made for less than 60 months, 120 months, 180 months, or 240 months, as elected, payments will be continued to the beneficiary during the remainder of the elected period.

     Option 3 - Joint and Survivor Income for Life - An annuity payable in monthly, quarterly, semi-annual, or annual payments while both the annuitant and a second person remain alive, and thereafter during the remaining lifetime of the survivor, ceasing with the last installment due prior to the death of the survivor. If the primary payee dies after payments begin, full payments or payments of 1/2 or 2/3, (whichever you elected when applying for this option) will continue to the other payee during his or her lifetime. Since there is no provision for a minimum number of payments under Annuity Option 3, the payees would receive only one payment if both the annuitant and the second person died prior to the due date of the second payment, two payments if they died prior to the due date of the third payment, etc.

     Option 4 - Income for a Fixed Period - An annuity payable in annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than five nor more than thirty. When a variable annuity basis is selected, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option.

With respect to any Option not involving a life contingency (e.g., Option 4 - Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum.

Value of Variable Annuity Payments

The dollar amount of your payment from the Investment Fund(s) will depend upon four things:

     * the value of your Contract in the Investment Fund(s) on the annuity commencement date;

     * the 4% assumed investment rate used in the annuity table for the Contract; and

     *    the performance of the Investment Funds you selected; and

     * if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.

                              FEDERAL TAX MATTERS

NOTE: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts in General

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract - qualified or non-qualified (see following sections).

Under non-qualified contracts, you, as the owner, are not taxed on increases in the value of your contract until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the Contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your Contract is referred to as a non-qualified Contract.

If you purchase the Contract under a pension plan, specially sponsored program, or an individual retirement annuity, your Contract is referred to as a qualified Contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals -  Non-Qualified Contracts

If you make a withdrawal from your Contract, the Code treats such a withdrawal as first coming from earnings and then from your purchase payments. Such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

     (1)  paid on or after the taxpayer reaches age 59 1/2;

     (2)  paid after you die;

     (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

     (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

     (5)  paid under an immediate annuity; or

     (6)  which come from purchase payments made prior to August 14, 1982.

Withdrawals -  Qualified Contracts

The above information describing the taxation of non-qualified Contracts does not apply to qualified Contracts. There are special rules that govern with respect to qualified Contracts. We have provided a more complete discussion in the Statement of Additional Information.

Withdrawals -  Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner:

         (1)      reaches age 59 1/2;
         (2)      leaves his/her job;
         (3)      dies;
         (4)      becomes disabled (as that term is defined in the Code); or
         (5)      in the case of hardship.

However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that the Investment Funds are managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, are considered the owner of the shares of the Investment Funds. If you are considered owner of the shares, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent owners are permitted to select Investment Funds, to make transfers among the Investment Funds or the number and type of Investment Funds owners may select from without being considered owner of the shares. If any guidance is provided which is considered a new position, then the guidance is generally applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the Investment Funds.

Section 403(b) Plans

Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.

Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship. Distributions prior to age 59 1/2 due to separation from service or financial hardship are subject to the nondeductible 10% penalty tax for premature distributions, in addition to income tax.

The Investment Company Act of 1940 has distribution requirements which differ from the requirements of Code Section 403(b) set forth above. However, these Contracts are being offered in reliance upon, and in compliance with, the provisions of no-action letter number IP-6-88 issued by the Securities and Exchange Commission to the American Council of Life Insurance. The no-action letter allows the Separate Account to apply the restrictions created by Code
Section 403(b)(11) as long as specified steps, such as this disclosure, are taken to ensure Contract Owners are aware of the Code restrictions. General American believes it is in compliance with the provisions of the no-action letter.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans

Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans

Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. With respect to non-governmental
Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer. Distributions are taxable in full. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its
Section 457 plan obligations. These plans are subject to various restrictions on contributions and distributions.

Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment.

                            YIELDS AND TOTAL RETURNS

We periodically advertise performance of the various Investment Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

OTHER INFORMATION

The Separate Accounts

The Separate Accounts were established on May 28, 1992, pursuant to authorization by our Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Such registration does not involve supervision of the management, investment practices, policies of the Separate Accounts, or of us by the SEC.

Purchase payments may be received by the Separate Accounts from individual variable annuity contracts that are qualified Contracts entitled to favorable tax treatments under the Code and also from individual variable annuity contracts not entitled to any special tax benefits. Any such purchase payments are pooled together and invested separately from our General Account (the general assets of the insurance company other than separate account assets). The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Accounts.

Under Missouri law, the net assets of the Separate Accounts are held for the exclusive benefit of the owners of the Contracts and for the persons entitled to annuity payments which reflect the investment results of the Separate Accounts. That portion of the assets of each Separate Account equal to the reserves and other liabilities under the Contracts participating in it is not chargeable with liabilities arising out of any other business that we may conduct. The income, gains, and losses, whether or not realized, from the assets of each Investment Fund of a Separate Account are credited to or charged against that Investment Fund without regard to any other income, gains, or losses.

Separate Account  Twenty-Eight  currently has four Investment Funds.  These are:

         *        GT Global Variable Strategic Income Fund
         *        GT Global Variable Global Government Income Fund
         *        GT Global Variable U.S. Government Income Fund
         *        GT Global Money Market Fund

Separate Account Twenty-Nine currently has ten Investment Funds. These are:

        *        GT Global Variable New Pacific Fund
        *        GT Global Variable Europe Fund
        *        GT Global Variable Latin America  Fund
        *        GT Global Variable America Fund
        *        GT Global Variable International Fund
        *        GT Global Variable Infrastructure Fund
        *        GT Global Variable Natural Resources Fund
        *        GT Global Variable Emerging Markets Fund
        *        GT Global Variable Telecommunications Fund
        *        GT Global Variable Growth & Income Fund

These are the only Investment Funds currently available under the Contracts.

Principal Underwriter

As of May 1, 1999, Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Contracts. Life Sales is one of our affiliates. Life Sales will pay distribution compensation to selling broker/dealers in varying amounts which under normal circumstances are not expected to exceed 5.25% of purchase payments for such Contracts, plus 0.25% of the Contract value in all Investment Funds per year. As an alternative, Life Sales may pay distribution compensation to selected broker/dealers in amounts which are not expected to exceed 6.0% of purchase payments for such Contracts, with no residual payments.

Voting Rights

We are the legal owner of the Investment Fund shares. However, we believe that when an Investment Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Written Notice or Written Request

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

Assignments and Changes of Ownership

With respect to nonqualified individual Contracts, an assignment or change in ownership of the Contract or of any interest in it will not bind us unless:

     (1)  it is made in a written instrument;

     (2) the original instrument or a certified copy is filed at our Annuity Service Office; and

     (3)  we send you a receipt.

We are not responsible for the validity of any assignment. If a claim is based on an assignment or change of ownership, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary. Any amounts due under a valid assignment will be paid in one lump sum.

With respect to all other Contracts, the Contract Owner may not transfer, sell, assign, discount, or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us at our Annuity Service Office.

Any request received by us which is not specifically addressed in an assignment document must be in writing and signed by both the assignor and the assignee.

Ownership

You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed. If there are joint owners, any rights of ownership must be done by joint action.

The Beneficiary

The beneficiary is the person or legal entity that may receive benefits under the Contract in the event of the annuitant's or your death. The original beneficiary is named in the Contract Application. Subject to any assignment of a Contract, you may change the beneficiary designation during the lifetime of the annuitant by the filing of a written request acceptable to us at our Annuity Service Office. If Annuity Option 3 (Joint and Survivor Income for Life) is selected, the designation of the second annuitant may not be changed after annuity payments begin. If the beneficiary designation is changed, we reserve the right to require that the Contract be returned for endorsement. A beneficiary who becomes entitled to receive benefits under the Contract may also designate, in the same manner, a second beneficiary to receive any benefits which may become payable under the Contract to him or her by reason of the primary beneficiary's death. If a beneficiary has not been designated by you or if a beneficiary so designated is not living on the date a lump sum death benefit is payable or on the date any annuity payments are to be made, the beneficiary shall be your estate.

Deferment of Payment

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the Fixed Account for up to six months from receipt of written request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Year 2000

We have developed and initiated plans to assure that our computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on our financial position or results of operation. We believe that we have taken all reasonable steps to address these potential problems. There can be no assurance, however, that the steps taken will be adequate to avoid any adverse impact.

Financial Statements

The financial statements for General American and both Separate Accounts Twenty-Eight and Twenty-Nine (as well as the auditors' reports thereon) are included in the Statement of Additional Information.

Statement of Additional Information - Table of Contents

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

COMPANY..................................................................... 4

EXPERTS..................................................................... 4

LEGAL OPINIONS.............................................................. 4

DISTRIBUTION................................................................ 4
      Reduction of the Surrender Charge..................................... 4

PERFORMANCE INFORMATION..................................................... 5
      Total Return.......................................................... 5
      Money Market Yield Calculation........................................ 6
      Yields of Other Investment Funds...................................... 8
      Historical Unit Values................................................ 9
      Effect of the Annual Contract Fee.....................................10

FEDERAL TAX STATUS..........................................................10
      General...............................................................10
      Diversification.......................................................11
      Multiple Contracts....................................................12
      Contracts Owned by Other than Natural Persons.........................13
      Tax Treatment of Assignments..........................................13
      Income Tax Withholding................................................13
      Tax Treatment of Withdrawals - Non-Qualified Contracts................13
      Qualified Plans.......................................................14
      Tax Treatment of Withdrawals - Qualified Contracts....................17
      Tax-Sheltered Annuities - Withdrawal Limitations......................18

ANNUITY PROVISIONS..........................................................18
      Computation of the Value of an Annuity Unit...........................18
      Determination of the Amount of the First Annuity Installment..........19
      Determination of the Fluctuating Values of the Annuity Installments...20

GENERAL MATTERS.............................................................20
      Participating.........................................................20
      Incorrect Age or Sex..................................................20
      Annuity Data..........................................................21
      Quarterly Reports.....................................................21
      Incontestability......................................................21
      Ownership.............................................................21
      Reinstatement.........................................................21

SAFEKEEPING OF ACCOUNT ASSETS...............................................21

STATE REGULATION............................................................22

RECORDS AND REPORTS.........................................................22

LEGAL PROCEEDINGS...........................................................22

OTHER INFORMATION...........................................................22

FINANCIAL STATEMENTS........................................................23


                                   APPENDIX A

Example of Surrender Charge Calculations

This example assumes that the date of the full surrender or partial withdrawal is during the 10th Contract Year.

    1                     2            3                     4
    -                     -            -                     -
    1                 $2,000           0%                      $0
    2                 $2,000           0%                      $0
    3                 $2,000           0%                      $0
    4                 $2,000           0%                      $0
    5                 $2,000           1%                  $20.00
    6                 $2,000           2%                  $40.00
    7                 $2,000           3%                  $60.00
    8                 $2,000           4%                  $80.00
    9                 $2,000           5%                 $100.00
    10                $2,000           6%                 $120.00
                      ------                              -------
                      $20,000                             $420.00

Explanation of Columns in Table

Column 1:
Represents Contract Years

Column 2:
Represents amounts of Net Purchase Payments. Each Net Purchase Payment is made on the first day of each Contract Year.

Column 3:
Represents the surrender charge percentages imposed on the amounts in Column 2.

Column 4:
Represents the surrender charge imposed on each Net Purchase Payment. It is determined by multiplying the amount in Column 2 by the percentage in Column 3.

For example, the surrender charge imposed on Net Purchase Payment 7

= Net Purchase Payment 7 Column 2 x Net Purchase Payment 7 Column 3
= $2,000 x 3%
= $60

Full Surrender

The total of Column 4, $420, represents the total amount of surrender charge imposed on Net Purchase Payments in this example. No free amount is allowed upon full surrender. If the Accumulated Value is $30,000, the amount received upon surrender would be $29,580, less any applicable interest change adjustment or administrative fees.

Partial Withdrawal

The sum of amounts in Column 4 for as many Net Purchase Payments as are liquidated reflects the surrender charge imposed in the case of a partial withdrawal.

If the Accumulated Value is $30,000, $6,000 can be withdrawn without incurring a surrender charge ("free amount"). This assumes that there have been at least two Contract Years since January 1, 1996, and no free amounts have been withdrawn in the prior Contract year. The free amount does not reduce premiums still subject to charge.

For example, if $20,000 were withdrawn, the first $6,000 represents the free amount. The next $14,000 would be a withdrawal of the first seven Net Purchase Payments. The amount of surrender charges imposed would be the sum of amounts in Column 4 for Net Purchase Payments 1, 2, 3, 4, 5, 6, and 7 which is $120.

The amount received would be $19,880, less any applicable interest change adjustment.

Full Surrender following Partial Withdrawal

The Accumulated Value remaining after the partial withdrawal is $10,000. The first seven Net Purchase Payments were withdrawn as part of the partial withdrawal. If the Contract is fully surrendered in the 10th Contract Year after the partial withdrawal, the remaining three Net Purchase Payments will incur a surrender charge equal to the sum of the amounts in Column 4 for Net Purchase Payments 8, 9, and 10, which is $300.

The amount received would be $9,700, less any applicable interest change adjustment or administrative fees.


HISTORICAL CHARTS OF UNITS AND UNIT VALUES

The initial value of an accumulation unit in Separate Account Twenty-Eight and Separate Account Twenty-Nine was set as $12.00. The charts below show accumulation unit values and the numbers of units outstanding from inception of each Investment Fund through December 31, 1998. There can be no assurance that the future investment performance of these Separate Account Investment Funds will be comparable to past performance.

Chart 1 - Separate Account Twenty-Eight

                                                                                                   Total Units
                                                Accumulation            Accumulation              Outstanding,
                                                  Unit Value:            Unit Value:             End of Period
                                    Year    Beginning of Period        End of Period             (in thousands)
                                    ----    -------------------        -------------             --------------
Money Market Fund                   1998           13.75                     14.22                    2,024
                                    1997             13.30                    13.75                    1,943
                                    1996             12.87                    13.30                    1,490
                                    1995             12.40                    12.87                    1,158
                                    1994             12.15                    12.40                    1,572
                                    1993             12.00*                   12.15                      303
Variable Strategic Income           1998             18.45                    18.09                    1,179
         Fund                       1997             17.46                    18.45                    1,505
                                    1996             14.56                    17.46                    1,807
                                    1995             12.36                    14.56                    1,737
                                    1994             15.11                    12.36                    1,886
                                    1993             12.00*                   15.11                    1,187
Variable Global Government          1998             14.36                    15.96                      552
         Income Fund                1997             13.95                    14.36                      571
                                    1996             13.33                    13.95                      743
                                    1995             11.66                    13.33                      893
                                    1994             12.95                    11.66                      825
                                    1993             12.00*                   12.95                      464
Variable U.S. Government            1998             14.19                    15.27                      483
         Income Fund                1997             13.29                    14.19                      515
                                    1996             13.18                    13.29                      410
                                    1995             11.65                    13.18                      452
                                    1994             12.61                    11.65                      205
                                    1993             12.00*                   12.61                       69

*    At inception on February 10, 1993.

Chart 2  Separate Account Twenty-Nine
                                                                                                 Total Units
                                            Accumulation               Accumulation              Outstanding,
                                            Unit Value:                Unit Value:               End of Period
                                    Year    Beginning of Period        End of Period             (in thousands)
                                    ----    -------------------        -------------             --------------
Variable New Pacific Fund           1998             10.11                    8.52                       1,146
                                    1997             17.41                   10.11                       1,518
                                    1996             13.48                   17.41                       1,776
                                    1995             13.70                   13.48                       1,687
                                    1994             15.87                   13.70                       1,410
                                    1993             12.00*                  15.87                         492
Variable Europe Fund                1998             23.41                   26.78                       1,210
                                    1997             20.62                   23.41                       1,166
                                    1996             16.05                   20.62                       1,182
                                    1995             14.84                   16.05                         970
                                    1994             15.14                   14.84                       1,007
                                    1993             12.00*                  15.14                         349
Variable America Fund               1998             26.08                   27.80                       1,458
                                    1997             23.02                   26.08                       1,679
                                    1996             19.69                   23.02                       1,802
                                    1995             15.93                   19.69                       1,906
                                    1994             13.59                   15.93                         953
                                    1993             12.00*                  13.59                         117
Variable Growth & Income            1998             20.02                   23.61                       2,342
         Fund                       1997             17.47                   20.02                       2,506
                                    1996             15.23                   17.47                       2,080
                                    1995             13.37                   15.23                       2,002
                                    1994             13.96                   13.37                       1,908
                                    1993             12.00*                  13.96                         827
Variable Latin America Fund         1998             19.18                   11.03                         806
                                    1997             16.98                   19.18                       1,429
                                    1996             14.06                   16.98                       1,292
                                    1995             18.79                   14.06                       1,380
                                    1994             17.46                   18.79                       1,412
                                    1993             12.00*                  17.46                         463
Variable Telecommunications         1998             22.33                   26.89                       2,558
         Fund                       1997             19.76                   22.33                       3,030
                                    1996             16.79                   19.76                       3,177
                                    1995             13.77                   16.79                       3,019
                                    1994             13.03                   13.77                       2,612
                                    1993             12.00*                  13.03                         605
Variable International Fund         1998             12.34                   12.11                         581
                                    1997             11.70                   12.34                         454
                                    1996             10.94                   11.70                         384
                                    1995             11.22                   10.94                         314
                                    1994             12.00                   11.22                         172
Variable Emerging Markets           1998             11.96                    7.44                         739
         Fund                       1997             14.06                   11.96                       1,361
                                    1996             10.88                   14.06                       1,234
                                    1995             11.93                   10.88                         809
                                    1994             12.00                   11.93                         574
Variable Natural Resources          1998             21.54                   14.23                         436
         Fund                       1997             21.57                   21.54                         763
                                    1996             14.47                   21.57                         746
                                    1995             12.00                   14.47                          86
Variable Infrastructure Fund        1998             16.71                   17.52                         351
                                    1997             16.13                   16.71                         518
                                    1996             13.10                   16.13                         366
                                    1995             12.00                   13.10                         113

* At inception on February 10, 1993, except for the Variable Telecommunications Fund, which commenced operations on October 18, 1993; the Variable International Fund which commenced operations on July 12, 1994; the Variable Emerging Markets Fund, which commenced operations on July 6, 1994; and the Variable Natural Resources Fund and the Variable Infrastructure Fund, which both commenced operations on January 31, 1995.